UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2018

THE ALLSTATE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11840	36-3871531
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

2775 Sanders Road, Northbrook, Illinois   60062
(Address of principal executive offices)    (Zip Code)

Registrant’s telephone number, including area code: (847) 402-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	____

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ____

Section 5 - Corporate Governance and Management

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The Registrant’s annual stockholders meeting was held on May 11, 2018 (the "Annual Meeting"). Below are the final vote results of the Annual Meeting.

Proposal 1 - Election of Directors. Ten directors were elected by a majority of the votes cast for terms expiring at the 2019 annual stockholders meeting.  The voting results were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Kermit R. Crawford	264,517,574	1,111,534	684,531	33,743,866
Michael L. Eskew	255,400,073	10,215,761	697,805	33,743,866
Margaret M. Keane	264,331,621	1,323,510	658,508	33,743,866
Siddharth N. Mehta	264,049,729	1,545,084	718,826	33,743,866
Jacques P. Perold	264,530,209	1,090,520	692,910	33,743,866
Andrea Redmond	259,335,490	6,318,050	660,099	33,743,866
Gregg M. Sherrill	263,725,092	1,894,823	693,724	33,743,866
Judith A. Sprieser	256,285,114	9,371,338	657,187	33,743,866
Perry M. Traquina	264,135,212	1,473,828	704,599	33,743,866
Thomas J. Wilson	248,889,002	11,817,934	5,606,703	33,743,866

Proposal 2 – Say-on-Pay: Advisory Vote on the Compensation of the Named Executives.  The proposal on the advisory resolution to approve the compensation of the named executives received the vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal.  The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
248,035,580	16,744,551	1,533,508	33,743,866

Proposal 3 – Ratification of the Appointment of Independent Registered Public Accountant. The proposal on ratification of the appointment of Deloitte & Touche LLP as Registrant's independent registered public accountant for 2018 received the vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal. The voting results were as follows:

For	Against	Abstain
290,582,556	8,750,837	724,112

Proposal 4 - Stockholder Proposal. The stockholder proposal seeking adoption of a policy to require an independent board chairman was not properly presented at the Annual Meeting, as neither the stockholder proponent nor the proponent's designee was in attendance.

Proposal 5 - Stockholder Proposal. The stockholder proposal on reporting political contributions did not receive the vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
121,002,122	139,050,729	6,260,788	33,743,866

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALLSTATE CORPORATION
(Registrant)

By:	/s/ Daniel G. Gordon
Name:	Daniel G. Gordon
Title:	Vice President, Assistant General Counsel and Assistant Secretary

Date: May 11, 2018

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